DIRECT OPERATING COSTS (Tables)	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Disclosure of direct operating costs	The following table lists direct operating costs for the years ended 2020, 2019, and 2018 by nature:

(US$ MILLIONS)	2020	2019	2018
Cost of sales	$27,742	$33,963	$31,539
Compensation	4,686	4,299	2,530
Property taxes, sales taxes and other	37	65	65
Total	$32,465	$38,327	$34,134